Q1 FY17 FINANCIAL RESULTS CONFERENCE CALL November 7, 2016 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward-looking” statements, including sales, GAAP diluted EPS, and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated results, including declines in sales and margins, currency fluctuations, difficulties in integrating acquisitions and general economic factors. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS 3 • Net sales, GAAP EPS and non-GAAP EPS exceed forecast • Net sales of $933 million, up 7% Y/Y, from more big deals and growth in business in North America, including acquisitions Solid 1Q17 Operating Results Intelisys Acquisition • Net sales rebounded strongly from the June quarter, up $55 million and 6% Q/Q • Gross margin of 9.8% reflects the sales mix from more big deals and lower international business • Closed Intelisys acquisition 8/29/16; initial purchase price of $83.6 million plus earn-out payments based on EBITDA over 4 years (estimated range $100 million to $150 million) • Excellent results for month of September from recurring revenue model * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

ACQUISITION OF INTELISYS

ABOUT INTELISYS

- Industry-leading technology services distributor of business telecommunications and cloud services
- High-growth, recurring revenue model for the channel; two-tier services-based business model
- Founded in 1994 and HQ in Petaluma, CA; operations in the US
- ~120 employees, more than 130 supplier partners, and over 2,300 sales partners
- Experienced management team to remain in place

TRANSACTION

$83.6 MILLION INITIAL PURCHASE	4 years EARN-OUT PERIOD	EBITDA EARN-OUT BASED ON

- All-cash asset purchase; closed 8/29/16
- Initial purchase price $83.6 million (52%) with 4 annual earn-out payments based on a multiple of EBITDA (12%)
- Estimated earn-out payment range from $100 to $150 million
- For first full year after closing, estimated net revenues of $34 million with EBITDA margin of 45% to 50%

MARKET DYNAMICS

~$150 BILLION

SMB Spend on Telecom Services

10% INDIRECT

% of Market Served by Indirect Channel

- Large and growing addressable channel market
- Expected growth of opportunities for indirect channel

STRATEGIC RATIONALE

- Enter telecom and cloud services market; large, growing addressable market with expected channel shift
- Acquiring the current market leader in a fragmented market with relatively small-sized existing master agents
- Brings high-growth, recurring revenue model to the channel
- See opportunities for VARs and sales agents to sell solutions that include connectivity along with products

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FIRST QUARTER: Q1 FY17 Forecast Range, excluding Intelisys* Actual, excluding Intelisys Intelisys Only** Actual, including Intelisys Net Sales In millions $875 to $925 $929.7 $2.9 $932.6 GAAP EPS $0.49 to $0.57 $0.58 $(0.00) $0.58 Non-GAAP EPS $0.60 to $0.68 $0.65 $0.03 $0.68 ACTUAL VS. FORECAST 5 * Outlook range provided on August 29, 2016 ** Results for Intelisys from the August 29, 2016 acquisition date; non-GAAP EPS excludes $0.8 million for change in fair value of contingent consideration and $0.5 million of intangible amortization expense

Q1 FY17 Q1 FY16 Change Net sales $932.6 $870.8 +7% Gross profit 91.5 87.6 +5% Gross profit margin % (of net sales) 9.8% 10.1% -24 bps Operating income 22.9 24.4 -6% Non-GAAP operating income 26.7 28.4 -6% GAAP net income 14.8 16.0 -7% Non-GAAP net income 17.5 18.9 -8% GAAP diluted EPS $0.58 $0.57 +2% Non-GAAP diluted EPS $0.68 $0.68 --% HIGHLIGHTS – Q1 FY17 6 In millions, except EPS

Q1 FY17 Q1 FY16 Net sales $633.4 $573.7 Gross profit $50.1 $48.0 Gross margin 7.9% 8.4% Operating income $13.5 $13.8 Operating income % 2.1% 2.4% Non-GAAP operating income $14.5 $14.5 Non-GAAP operating income % 2.3% 2.5% Q1 FY16 Q1 FY17 Net Sales, $ in millions Up 10% Organic Growth, -1.5% WW BARCODE, NETWORKING & SECURITY 7 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $574 $633 Acqs. & FX Acqs.

Q1 FY17 Q1 FY16 Net sales $299.2 $297.2 Gross profit $41.4 $39.5 Gross margin 13.9% 13.3% Operating income $9.9 $10.8 Operating income % 3.3% 3.7% Non-GAAP operating income $12.2 $13.9 Non-GAAP operating income % 4.1% 4.7% WW COMMUNICATIONS & SERVICES 8 Q1 FY16 Q1 FY17 Net Sales, $ in millions Up 1% Organic Growth, -1% $ in millions $299 $297 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. Acqs. & FX

Q1 FY17 Q4 FY16 Q1 FY16 Accounts receivable (Q/E) $637.8 $559.6 $588.0 Days sales outstanding in receivables* 59* 57 56** Inventory (Q/E) $567.3 $558.6 $588.2 Inventory turns 6.0 5.6 5.3** Accounts payable (Q/E) $533.0 $471.5 $516.1 Paid for inventory days* 6.0* 9.9 13.0** Working capital (Q/E) (AR+INV–AP) $672.1 $646.7 $660.1 WORKING CAPITAL MEASURES $ in millions 9 * Excludes the impact of Intelisys, which was completed 8/29/16 ** Excludes the impact of KBZ, which was completed 9/4/15

Q1 FY17 Q4 FY16 Q1 FY16 Adjusted return on invested capital (QTR)* 13.1% 10.1% 14.6% Operating cash flow, trailing 12-months $116.2 $52.2 $17.1 Cash and cash equivalents (Q/E) $45.1 $61.4 $41.2 Debt (Q/E) $166.1 $76.9 $94.5 Net debt to adjusted EBITDA, trailing 12-months 1.04x 0.13x 0.46x Shares repurchased – # of shares (QTR) 477,113 63,651 1,149,103 Shares repurchased – dollars (QTR) $16.9 $2.4 $41.9 Cum. repurchases under plan – # shares (as of Q/E) 477,113 3,364,035 1,628,928 Cum. repurchases under plan – dollars (as of Q/E) $16.9 $119.5 $60.7 Remaining authorization under plan (as of Q/E) $103.1 $0.5 $59.3 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 10 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q2 FY17 OUTLOOK* 11 * Outlook as of November 7, 2016. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.09 to EUR 1.00 for the Euro, $0.31 to R$1.00 for the Brazilian real (R$3.23 to $1), and $1.22 to GBP 1.00 for the British pound. For the quarter ending December 31, 2016, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs:  Range from $930 million to $980 million  Range from $0.47 to $0.53 per share Net Sales GAAP Diluted EPS  Range from $0.67 to $0.73 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended September 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 22,875 $ 22,724 $ 14,816 $ 0.58 Adjustments: Amortization of intangible assets 3,154 3,154 2,108 0.08 Change in fair value of contingent consideration 169 169 46 0.00 Acquisition costs (a) 498 498 498 0.02 Non-GAAP measure $ 26,696 $ 26,545 $ 17,468 $ 0.68 Quarter Ended September 30, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 24,441 $ 24,422 $ 15,996 $ 0.57 Adjustments: Amortization of intangible assets 2,185 2,185 1,597 0.06 Change in fair value of contingent consideration 1,564 1,564 1,080 0.04 Acquisition costs (a) 220 220 220 0.01 Non-GAAP measure $ 28,410 $ 28,391 $ 18,893 $ 0.68 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 Net Sales, Constant Currency and Excluding Acquisitions – QTR ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the quarter ended September 30, 2016: Q1 FY17 net sales, as reported $ 633,405 $ 299,161 $ 932,566 Foreign exchange impact (a) (3,122) (906) (4,028) Q1 FY17 net sales, constant currency 630,283 298,255 928,538 Less: Acquisitions (99,332) (2,863) (102,195) Q1 FY17 net sales, constant currency excluding acquisitions $ 530,951 $ 295,392 $ 826,343 Q1 FY16 net sales, as reported $ 573,669 $ 297,160 $ 870,829 Less: Acquisitions (34,628) - (34,628) Q1 FY16 net sales, excluding acquisitions $ 539,041 $ 297,160 $ 836,201 Y/Y % Change: As reported 10.4% 0.7% 7.1% Constant currency 9.9% 0.4% 6.6% Constant currency, excluding acquisitions (organic growth) -1.5% -0.6% -1.2% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended September 30, 2015.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 14 Highlights by Segment – Y/Y for Quarter Quarter Ended September 30, 2016 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 633,405 $ 299,161 $ - $ 932,566 GAAP operating income $ 13,456 $ 9,917 $ (498) $ 22,875 Adjustments: Amortization of intangible assets 1,085 2,069 - 3,154 Change in fair value of contingent consideration - 169 - 169 Acquisition costs - - 498 498 Non-GAAP operating income $ 14,541 $ 12,155 $ - $ 26,696 GAAP operating income % (of net sales) 2.1% 3.3% n/m 2.5% Non-GAAP operating income % (of net sales) 2.3% 4.1% n/m 2.9% Quarter Ended September 30, 2015 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 573,669 $ 297,160 $ - $ 870,829 GAAP operating income $ 13,812 $ 10,849 $ (220) $ 24,441 Adjustments: Amortization of intangible assets 610 1,575 - 2,185 Change in fair value of contingent consideration 126 1,438 - 1,564 Acquisition costs - - 220 220 Non-GAAP operating income $ 14,548 $ 13,862 $ - $ 28,410 GAAP operating income % (of net sales) 2.4% 3.7% n/m 2.8% Non-GAAP operating income % (of net sales) 2.5% 4.7% n/m 3.3% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q1 FY17	Q4 FY16	Q3 FY16	Q2 FY16	Q1 FY16
Adjusted return on invested capital (ROIC), annualized (a)	**13.1%**	**10.1%**	**12.3%**	**17.5%**	**14.6%**
Reconciliation of Net Income to EBITDA					
Net income - GAAP	$ 14,816	$ 12,925	$ 14,042	$ 20,656	$ 15,996
Plus: Income taxes	7,908	5,678	7,311	10,976	8,426
Plus: Interest expense	589	440	694	709	281
Plus: Depreciation and amortization	5,224	4,584	4,281	4,351	3,938
EBITDA	28,537	23,627	26,328	36,692	28,641
Change in fair value of contingent consideration	169	(3,226)	1,139	1,816	1,564
Acquisition costs	498	553	29	60	220
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 29,204	$ 20,954	$ 27,496	$ 38,568	$ 30,425
Invested Capital Calculation					
Equity - beginning of the quarter	$ 774,496	$ 757,374	$ 754,794	$ 764,693	$ 808,985
Equity - end of quarter	773,161	774,496	757,374	754,794	764,693
Add: Change in fair value of contingent consideration, net of tax	46	(2,095)	748	1,244	1,080
Add: Acquisition costs, net of tax	498	553	29	60	220
Average equity	774,101	765,164	756,473	760,396	787,489
Average funded debt (b)	107,718	71,577	146,213	117,421	39,124
Invested capital (denominator for ROIC)(non-GAAP)	$ 881,819	$ 836,741	$ 902,686	$ 877,817	$ 826,613

Notes:

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 16 Forecasted Range for EPS – Q2FY17 Outlook ($ in thousands) Forecast for Quarter ended December 31, 2016 Range Low Range High GAAP diluted EPS $ 0.47 $ 0.53 Adjustments: Amortization of intangible assets 0.11 0.11 Change in fair value of contingent consideration 0.09 0.09 Non-GAAP diluted EPS $ 0.67 $ 0.73